UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

_________________________________________________

QMED, INC.

(Exact name of registrant as specified in its charter)

_________________________________________________

Delaware	0-11411	22-2468665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Christopher Way
Eatontown, New Jersey 07724
(Address of principal executive offices)(Zip Code)

(732) 544-5544

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On November 9, 2006, QMed, Inc. will present the slide presentation, which is attached as Exhibit 99.1, at a presentation made at a Stifel Nicholas luncheon in New York, New York. The slide presentation attached as Exhibit 99.1 is furnished and not filed pursuant to instruction B.2 of Form 8-K, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Slide presentation to be presented at a Stifel Nicholas luncheon in New York, New York on November 9, 2006. This slide presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMED, INC.

By	/s/ William T. Schmitt, Jr.
William T. Schmitt, Jr. Senior Vice President, Treasurer & Chief Financial Officer

Date: November 8, 2006

EXHIBIT INDEX

Exhibit
Number          Description

99.1	Slide presentation to be presented at a Stifel Nicholas luncheon in New York, New York on November 9, 2006. This slide presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.